UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2024, the Board of Directors (the “Board”) of Heron Therapeutics, Inc. (the “Company”) appointed Michael Kaseta to the Board to serve for a term expiring at the Company’s 2025 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal. No action has been taken at this time with respect to Mr. Kaseta’s committee appointments.

There were no arrangements or understanding between Mr. Kaseta and any other person pursuant to which he was appointed as a director of the Company. Mr. Kaseta does not have a direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

For his service as a non-employee director of the Company, Mr. Kaseta will receive compensation in accordance with the Company’s standard compensation program for its non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 29, 2024. In addition, Mr. Kaseta will enter into the Company’s standard form of Director Indemnification Agreement (the “Indemnification Agreement”).

The foregoing description of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of the form of Indemnification Agreement, which will be filed as an exhibit with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release with respect to the matters described in this Current Report on Form 8-K and such press release is attached hereto and furnished as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: November 4, 2024	/s/ Ira Duarte
Ira Duarte Executive Vice President, Chief Financial Officer